AMENDMENT NO. 2 TO AGREEMENT FOR PURCHASE AND SALE

         This AMENDMENT NO. 2 TO AGREEMENT FOR PURCHASE AND SALE ("Amendment") is made and entered into by and between CHARLEY ZECHES, in her capacity as Trustee of LAKES HOLDING TRUST U/A dated July 27, 2001 (the "Seller") and AGU ENTERTAINMENT CORP., a Colorado corporation ("Buyer").

                                   WITNESSETH:

         WHEREAS, Buyer and Seller entered into that certain Agreement for Purchase and Sale (the "Contract"), dated effective as of September 10, 2004, as amended by the Amendment to Agreement for Purchase and Sale dated effective October 25, 2004, concerning the (i) real property located at 3200 West Oakland Park Boulevard, Lauderdale Lakes, in Broward County, Florida and (ii) Assets as described in the Contract.

         WHEREAS, Buyer and Seller desire to amend the Contract in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, the parties do hereby agree that the Contract shall be and is hereby amended as follows:

         1. The recitals set forth above are acknowledged to be true and correct and are hereby incorporated by reference as if stated in full.

         2. All capitalized terms utilized herein and not otherwise defined shall have the meanings assigned to them in the Contract.

         3. Buyer and Seller hereby agree to extend the Closing Date under the Contract from November 30, 2004 to December 20, 2004, subject to the terms and conditions of this Amendment.

         4. Buyer and Seller agree that the third sentence of Section 3.3.1.D of the Contract, which reads: "The outstanding principal balance of the Promissory Note or any portion thereof shall be convertible, at any time, at the sole option of Seller into the common stock, no par value, of Buyer (the "Conversion Shares") at a conversion price of $3.50 per share." is hereby deleted and replaced with the following sentence: "The outstanding principal balance of the Promissory Note or any portion thereof, which is equal to or greater than $40,000.00, shall be convertible, at any time, at the sole option of Seller into the common stock, no par value, of Buyer (the "Conversion Shares") at a conversion price of $2.50 per share."

         5. Buyer and Seller hereby agree that in addition to the Purchase Price, the amount of $37,500.00 shall be paid to Buyer in the form of 37,500 shares of the common stock, no par value of Buyer ("Second Extension Shares"), which will be issued, transferred and delivered on November 29, 2004, or as soon as practicable thereafter, by Buyer to Elizabeth Buntrock. Elizabeth Buntrock shall execute any and all documents as may be reasonable and necessary to permit Buyer to comply with all federal and state securities laws respecting the issuance and delivery of the Second Extension Shares. The Second Extension Shares shall be restricted securities, in accordance with applicable securities laws, and shall include "piggyback registration" rights, in accordance with a stock purchase agreement in a form substantially similar to the Stock Purchase Agreement. The Second Extension Shares shall constitute an additional non-refundable Deposit under the Contract.

         6. Buyer agrees to make a payment on November 29, 2004, to Seller in the amount of $37,500.00 (the "Third Payment") in further consideration of the extension of the Closing Date from November 30, 2004 to December 20, 2004. The Prorations under the Contract shall be calculated as of December 20, 2004. The foregoing payment shall be made by wire transfer of immediately available funds to an account designated by Seller and shall be received on or before 5 p.m. eastern standard time on November 29, 2004. Time is of the essence with respect to the Third Payment which payment shall not be credited against the Purchase Price and shall not be refundable.

         7. At Buyer's option ("Extension Option"), upon Buyer's delivery of (i) the Fourth Payment (as defined below) and (ii) the Third Extension Shares (as defined below), the Closing Date shall be extended from December 20, 2004 to January 15, 2004. In order to exercise the Extension Option, Buyer shall: (a) pay $67,500.00 (the "Fourth Payment") by wire transfer of immediately available funds to an account designated by Seller which funds shall be received on or before 5 p.m. eastern standard time on December 18, 2004. Time is of the essence with respect to the Fourth Payment which payment shall not be credited against the Purchase Price and shall not be refundable, and (b) in addition to the Purchase Price, deliver 67,500 shares of the common stock, no par value of Buyer (the "Third Extension Shares"), which will be issued, transferred and delivered on December 18, 2004, or as soon as practicable thereafter, by Buyer to Elizabeth Buntrock. Elizabeth Buntrock shall execute any and all documents as may be reasonable and necessary to permit Buyer to comply with all federal and state securities laws respecting the issuance and delivery of the Third Extension Shares. The Third Extension Shares shall be restricted securities, in accordance with applicable securities laws, and shall include "piggyback registration" rights, in accordance with a stock purchase agreement in a form substantially similar to the Stock Purchase Agreement. The Third Extension Shares shall constitute an additional non-refundable Deposit under the Contract.

         8. In the event of any conflict between the terms and provisions of the Contract and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall control and prevail, and otherwise, except as modified herein, the Contract shall continue in full force and effect.

         9. That all, each and every of the terms, covenants and conditions in the Contract which are not inconsistent herewith are hereby expressly confirmed, ratified and declared to be in full force and effect.

         10. This Agreement may be modified only by written modification hereto, signed by each of the parties hereto.

         11. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement, and by facsimile.

         12. The laws of the State of Florida (without regard to conflicts of law) shall govern the validity, construction, enforcement and interpretation of this Amendment.

         IN WITNESS WHEREOF, this AMENDMENT NO. 2 TO AGREEMENT FOR PURCHASE AND SALE has been executed by the parties hereto on the day and year indicated.

Signed, sealed and delivered                     Seller:
in the presence of:


                                                 LAKES HOLDING TRUST U/A DATED
                                                 July 27, 2001

------------------------------                   By: /s/ Elizabeth Buntrock
                                                     ---------------------------
                                                     Name:   Elizabeth Buntrock
------------------------------                            ----------------------
                                                     Title:  Owner
                                                           ---------------------
                                                     Dated: 29 Nov 4
                                                           ---------------------
                                                  Buyer:

                                                  AGU ENTERTAINMENT CORP.,
                                                  a Colorado corporation

                                                  By: /s/ David Levy
-------------------------------                       --------------------------
                                                  Name: David Levy
                                                        ------------------------
-------------------------------                   Title:  Pres.
                                                        ------------------------
                                                  Dated: 11-30-04
                                                        ------------------------